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                                                                    EXHIBIT 10.1


                                   AMENDMENT

                                                      Dated as of March 28, 1997

         Reference is made to that certain Purchase and Sale Agreement dated as of May 2, 1995 (as amended and supplemented, the "Purchase Agreement") among A I M Management Group Inc., Citibank, N.A. (the "Purchaser") and Citicorp North America, Inc., as agent for the Purchaser (the "Program Agent").

         Each of the undersigned agree that effective as of the date hereof, the definition of "Purchaser Limit" set forth in Section 1.01 of the Purchase Agreement is hereby amended by replacing the dates "March 31, 1997" and "April 1, 1997" set forth therein with the dates "May 31, 1997" and "June 1, 1997", respectively.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same amendment.

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                           A I M MANAGEMENT GROUP INC.

                                           By:  /s/ CAROL F. RELIHAN
                                               --------------------------------
                                                   Authorized Signatory


                                           CITIBANK, N.A.,
                                            as Purchaser

                                           By:  ILLEGIBLE
                                               --------------------------------
                                                   Authorized Signatory


                                           CITICORP NORTH AMERICA, INC.,
                                            as Program Agent

                                           By:  ILLEGIBLE
                                               --------------------------------
                                                   Authorized Signatory